Exhibit 10.4


                     LOAN AND SECURITIES PURCHASE AGREEMENT


     This LOAN AGREEMENT, dated as of May 25, 2000 (this "Agreement"), by and between Teltran International Group, Ltd., a Delaware corporation, with principal executive offices located at One Penn Plaza, New York, New York 10019 (the "Company"), and Relocate 41l.com., Inc. ("Lender").

     WHEREAS, the Company desires to borrow $1,117,602 (the "Principal Amount") from Lender and Lender desires to loan such Principal Amount to the Company upon the terms and conditions set forth herein;

     Now, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                               I. Loan - Purchase

     A. Lender hereby agrees to lend the Principal Amount to the Company until November 25, 2000 or such earlier date ("Accelerated Maturity Date") as the Company or an affiliate receives proceeds of $1,117,602 from a financing. Such Principal Amount shall bear interest at the rate of nine and one-half (9.5%) percent per annum payable when the Principal Amount is paid.

     B. The loan shall be represented by a secured note and secured by (1) all the shares of the Company's wholly owned subsidiary Teltran Web Factory Limited pursuant to pledge or Charge Over Share Agreement under the laws of England and Wales are (2) shares of the Company and Antra Holdings Group, Inc. pursuant to a separate Stock Pledge Agreement.

     C. For additional consideration of $2,500 payable July 1, 2000 the Company shall also issue five year warrants to Lender to purchase 250,000 shares (the "Shares") of Common Stock of the Company at $1.10 per share.

     D. Lender shall also have the right to purchase shares of entity to be organized to operate and ultimately own financial software currently owned by the Company's subsidiary Teltran Web Factory Limited. The percentage of ownership and consideration therefore shall be determined by the parties.

                            II. Disclosure Documents

     A. Each Buyer acknowledges receiving the following documents ("Disclosure Documents") filed by the Company with the Securities and Exchange Commission.

     1.   Annual Report for 1999 on Form l0-KSB.

     2.   Current Report dated March 15, 2000 on Form 8-K.

     3. Quarterly Report on form 10 QSB for the quarter ending March 31, 2000. 4JtJ3/4' 7~OU


                       III. THE COMPANY'S REPRESENTATIONS


     The Company represents and warrants to each Buyer that:

     A. The Company has registered the Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     B. The Company has the requisite corporate power and authority to designation and to enter into this Agreement and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Buyer of the Securities). The execution, delivery and performance by the Company of the Documents and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company. Each of the Documents has been duly and validly executed and delivered by the Company and each Document constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

     C. The Shares as of the Closing Date will be validly issued and outstanding, fully paid and nonassessable, and not subject to any preemptive rights, rights of first refusal or tag-along rights.

     D. No authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for the issuance and sale of the Shares to Buyer as contemplated by this Agreement.

     E. The Company has properly and timely filed with the Commission all reports, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since June 1, 1999.

     F. As of their respective dates, the Disclosure Documents did not contain at the time of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Disclosure Documents as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in


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accordance with generally  accepted  accounting  principles in the United States
("GAAP") (except in the case of unaudited statements permitted by Form l0-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

                             IV. REGISTRATION RIGHTS

     A. Not later than August 1, 2000 the Company shall file with the Commission a registration statement on Form SB-2, or other appropriate form, which shall include the sale by Lender of the Shares. As used in this Article "Shares" shall also be referred to as "Restricted Securities" and "Lender" shall be referred to as "Holder" or "Seller".

     B. In connection with any registration statement to be filed herein, the Company shall:

     1. furnish to each seller of the Restricted Securities such number of copies of such registration statement and of each such amendment or supplement thereto (in each case including all exhibits), including a preliminary and final prospectus, in conformity with the requirements of the Securities Act,

     2. use its best efforts to register or qualify the Restricted Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as may be reasonably requested by the Holder; and

     3. notify each seller of Restricted Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act or the happening of any event as a result of which the registration statement, the prospectus or any document incorporated therein by reference, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and at the request of such seller, prepare and furnish to such seller a post-effective amendment or supplement to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;


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


     C. EXPENSES. All expenses incurred by the Company in complying with its obligations under Articles hereof, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of counsel and of independent certified public accountants of the Company shall be paid by the Company; provided, however, that all selling commissions and stock transfer taxes applicable to the Restricted Securities covered by the registration effected hereof and Seller's counsel fees, shall be borne by the seller or sellers thereof

     D. INDEMNIFICATION.


     1. In the event of any registration of any Restricted Securities under the Securities Act pursuant to this Article IV, the Company shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including reasonable attorneys' fees), joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act, the final prospectus, any document incorporated by reference therein or any amendment or supplement thereto, or any document prepared and/or furnished by the Company incident to the registration or qualification of any Restricted Securities pursuant to Article IV hereof, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in said registration statement, said prospectus or said amendment or supplement or any document incident to the registration or qualification of any Restricted Securities pursuant to Article IV hereof in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation thereof or arises out of information relating to any of the foregoing prior to the sale hereby as reflected in documents, exhibits and financial statements delivered hereunder.

     2. Each seller agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph (1) of this


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


          section IV(D) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission of a material fact from such registration statement, any preliminary prospectus contained therein, the final prospectus, or any amendment or supplement thereto, if such untrue statement or omission of a material fact was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, final prospectus or amendment or supplement. The foregoing shall not affect the indemnification obligation of Article IV hereof.

     3. Promptly after receipt by an indemnified party of notice of the commencement of any actions involving a claim referred to herein, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Article IV, the indemnifying party shall reimburse such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Article IV.

     4. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article VI, but the omission so to notify the indemnifying party will not


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          relieve the  indemnifying  party of any liability  that it may have to any indemnified party otherwise than under this Section IV(D).

     The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

     F. Holder. Each Holder shall provide the Company or any underwriter with such documentation and information as is generally customary to be provided by a seller of registered securities.

                                V. MISCELLANEOUS

     A. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state.

     B. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     C. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     D. In the event any one or more of the provisions contained in this Agreement or in the other Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     E. This Agreement and the Documents constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     F. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service,


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


and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

                  A.     if to the Company, to:
                         Teltran International Group, Ltd.
                         One Penn Plaza
                         New York, New York 10019


                         with a copy to:

                         Parker Duryee Rosoff & Haft
                         529 Fifth Avenue
                         New York, NY 10017
                         Attention: Michael D. DiGiovanna, Esq.
                         (212) 599-0500
                         (212) 972-9487 (Fax)

                  B.     If to Lender, to:

                         Relocate 411.com Inc.
                         One Penn Plaza
                         New York, NY 10019

     G. This Agreement shall not be assignable by either of the parties hereto prior to the Closing without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that Lender may assign its rights and obligations hereunder, in whole or in part, to any Affiliate of Lender.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first above written.


                                       TELTRAN INTERNATIONAL GROUP, LTD.


                                       By: /s/ Bryon R Lerner
                                          -----------------------------
                                          NAME: Bryon R Lerner
                                          TITLE: president & Ceo

                                          RELOCATE 411.COM, INC.


                                       By:
                                          -----------------------------
                                          NAME:
                                          TITLE:


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